Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2022

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	September 30,	Percent Changes vs.
	2022	2022	2021	2Q22	3Q21
Net interest income (2)	$1,412	$1,267	$1,167	11%	21%
FTE adjustment	(8)	(6)	(7)	(33)	(14)
Net interest income	1,404	1,261	1,160	11	21
Provision for credit losses	106	67	(62)	58	271
Noninterest income	498	485	535	3	(7)
Noninterest expense	1,053	1,018	1,289	3	(18)
Income before income taxes	743	661	468	12	59
Provision for income taxes	146	120	90	22	62
Income after income taxes	597	541	378	10	58
Income attributable to non-controlling interest	3	2	1	50	NM
Net income attributable to Huntington Bancshares Inc	594	539	377	10	58
Dividends on preferred shares	29	28	29	4	—
Impact of preferred stock redemption	—	—	15	—	(100)
Net income applicable to common shares	$565	$511	$333	11%	70

Net income per common share - diluted	$0.39	$0.35	$0.22	11%	77%
Cash dividends declared per common share	0.155	0.155	0.15	—	3
Tangible book value per common share at end of period	6.40	6.96	8.09	(8)	(21)
Number of common shares repurchased	—	—	33	—	(100)
Average common shares - basic	1,443	1,441	1,463	—	(1)
Average common shares - diluted	1,465	1,463	1,487	—	(1)
Ending common shares outstanding	1,443	1,442	1,446	—	—
Return on average assets	1.31%	1.22%	0.86%
Return on average common shareholders’ equity	13.9	12.8	7.6
Return on average tangible common shareholders’ equity (1)	21.9	19.9	11.5
Net interest margin (2)	3.42	3.15	2.91
Efficiency ratio (3)	54.4	57.3	74.9
Effective tax rate	19.7	18.1	19.0
Average total assets	$179,557	$176,561	$173,833	2	3
Average earning assets	164,024	161,225	159,148	2	3
Average loans and leases	116,964	113,949	109,668	3	7
Average loans and leases - linked quarter annualized growth rate	10.6%	10.1%	102.0%
Average total deposits	$146,008	$145,008	$142,303	1	3
Average core deposits (4)	141,691	141,802	137,816	—	3
Average core deposits - linked quarter annualized growth rate	(0.3)%	7.6%	103.7%
Average shareholders’ equity	18,317	18,228	19,783	—	(7)
Average common total shareholders' equity	16,150	16,062	17,428	1	(7)
Average tangible common shareholders' equity	10,413	10,496	11,905	(1)	(13)
Total assets at end of period	179,402	178,782	173,878	—	3
Total shareholders’ equity at end of period	17,136	17,950	19,479	(5)	(12)

NCOs as a % of average loans and leases	0.15%	0.03%	0.20%
NAL ratio	0.51	0.57	0.79
NPA ratio (5)	0.53	0.59	0.82
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.79	1.78	1.92
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.89	1.87	2.01
Common equity tier 1 risk-based capital ratio (6)	9.27	9.05	9.57
Tangible common equity / tangible asset ratio (7)	5.32	5.80	6.95
NM - Not Meaningful
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2022	2021	Amount	Percent
Net interest income (2)	$3,833	$2,989	$844	28%
FTE adjustment	(22)	(19)	(3)	(16)
Net interest income	3,811	2,970	841	28
Provision for credit losses	198	89	109	122
Noninterest income	1,482	1,374	108	8
Noninterest expense	3,124	3,154	(30)	(1)
Income before income taxes	1,971	1,101	870	79
Provision for income taxes	371	206	165	80
Income after income taxes	1,600	895	705	79
Income attributable to non-controlling interest	7	1	6	NM
Net income attributable to Huntington Bancshares Inc	1,593	894	699	78
Dividends on preferred shares	85	103	(18)	(17)
Impact of preferred stock redemption	—	15	(15)	(100)
Net income applicable to common shares	$1,508	$776	$732	94%

Net income per common share - diluted	$1.03	$0.63	$0.40	63%
Cash dividends declared per common share	0.465	0.45	0.015	3

Average common shares - basic	1,441	1,202	239	20
Average common shares - diluted	1,464	1,225	239	20

Return on average assets	1.20%	0.82%
Return on average common shareholders’ equity	12.3	7.5
Return on average tangible common shareholders’ equity (1)	19.1	10.6
Net interest margin (2)	3.15	2.99
Efficiency ratio (3)	58.0	71.7
Effective tax rate	18.8	18.7

Average total assets	$177,917	$145,072	$32,845	23%
Average earning assets	162,560	133,709	28,851	22
Average loans and leases	114,039	92,548	21,491	23
Average total deposits	144,656	118,246	26,410	22
Average core deposits (4)	140,890	114,509	26,381	23
Average shareholders’ equity	18,534	16,196	2,338	14
Average common total shareholders' equity	16,367	13,685	2,682	20
Average tangible common shareholders' equity	10,754	10,116	638	6

NCOs as a % of average loans and leases	0.08%	0.26%
NAL ratio	0.51	0.79
NPA ratio (5)	0.53	0.82

NM - Not Meaningful
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)September 30, 2022, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,
(dollar amounts in millions)	2022	2021	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,685	$1,811	(7)%
Interest-bearing deposits at Federal Reserve Bank	2,691	3,711	(27)
Interest-bearing deposits in banks	216	392	(45)
Trading account securities	32	46	(30)
Available-for-sale securities	23,306	28,460	(18)
Held-to-maturity securities	17,173	12,447	38
Other securities	818	648	26
Loans held for sale	893	1,676	(47)
Loans and leases (1)	118,147	111,267	6
Allowance for loan and lease losses	(2,110)	(2,030)	(4)
Net loans and leases	116,037	109,237	6
Bank owned life insurance	2,768	2,765	—
Accrued income and other receivables	1,352	1,319	3
Premises and equipment	1,171	1,164	1
Goodwill	5,571	5,349	4
Servicing rights and other intangible assets	715	611	17
Other assets	4,974	4,428	12
Total assets	$179,402	$174,064	3%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$146,313	$143,263	2%
Short-term borrowings	426	334	28
Long-term debt	10,168	7,108	43
Other liabilities	5,324	4,041	32
Total liabilities	162,231	154,746	5

Shareholders' equity
Preferred stock	2,167	2,167	—
Common stock	14	14	—
Capital surplus	15,282	15,222	—
Less treasury shares, at cost	(80)	(79)	(1)
Accumulated other comprehensive income (loss)	(3,276)	(229)	(1,331)
Retained earnings	3,029	2,202	38
Total Huntington Bancshares Inc shareholders’ equity	17,136	19,297	(11)
Non-controlling interest	35	21	67
Total equity	17,171	19,318	(11)
Total liabilities and shareholders’ equity	$179,402	$174,064	3%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,442,734,255	1,437,742,172
Treasury shares outstanding	6,341,958	6,298,288
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	557,500	557,500

(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2022		2022		2022		2021		2021
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$44,144	38%	$43,440	38%	$42,236	37%	$41,688	37%	$40,452	36%
Commercial real estate:
Commercial	14,717	12	14,173	12	13,381	12	13,090	12	12,882	12
Construction	1,739	2	1,522	1	2,010	2	1,871	2	1,812	2
Commercial real estate	16,456	14	15,695	13	15,391	14	14,961	14	14,694	14
Lease financing	5,093	4	5,043	4	4,978	4	5,000	4	4,991	5
Total commercial	65,693	56	64,178	55	62,605	55	61,649	55	60,137	55
Consumer:
Residential mortgage	21,816	18	21,220	18	19,942	18	19,256	17	18,922	17
Automobile	13,430	11	13,622	12	13,480	12	13,434	12	13,305	12
Home equity	10,440	9	10,426	9	10,343	9	10,550	9	10,919	10
RV and marine	5,436	5	5,453	5	5,191	5	5,058	5	5,052	5
Other consumer	1,332	1	1,322	1	1,256	1	1,320	2	1,223	1
Total consumer	52,454	44	52,043	45	50,212	45	49,618	45	49,421	45
Total loans and leases	$118,147	100%	$116,221	100%	$112,817	100%	$111,267	100%	$109,558	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2022		2022		2022		2021		2021
Ending Balances by Business Segment:
Commercial Banking	$54,515	47%	$52,845	45%	$51,132	45%	$49,372	44%	$46,988	43%
Consumer and Business Banking	32,115	27	32,144	28	31,756	29	32,715	30	34,267	31
Vehicle Finance	21,707	18	21,848	19	21,344	19	20,968	19	20,353	19
RBHPCG (Regional Banking and The Huntington Private Client Group)	9,586	8	9,181	8	8,435	7	8,012	7	7,743	7
Treasury / Other	224	—	203	—	150	—	200	—	207	—
Total loans and leases	$118,147	100%	$116,221	100%	$112,817	100%	$111,267	100%	$109,558	100%

Average Balances by Business Segment:
Commercial Banking	$53,255	46%	$51,280	45%	$49,515	45%	$47,281	43%	$46,180	43%
Consumer and Business Banking	32,116	27	31,926	28	32,134	29	33,434	31	35,544	32
Vehicle Finance	21,748	19	21,601	19	21,155	19	20,598	19	20,219	18
RBHPCG	9,416	8	8,786	8	8,178	7	7,842	7	7,527	7
Treasury / Other	429	—	356	—	160	—	333	—	198	—
Total loans and leases	$116,964	100%	$113,949	100%	$111,142	100%	$109,488	100%	$109,668	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2022		2022		2022		2021		2021
Ending Balances by Type:
Demand deposits - noninterest-bearing	$40,762	28%	$42,131	29%	$43,824	29%	$43,236	30%	$44,560	31%
Demand deposits - interest-bearing	43,673	30	41,433	28	42,099	29	39,837	28	36,423	26
Money market deposits	33,811	23	34,257	24	33,444	23	32,522	23	32,662	23
Savings and other domestic deposits	21,274	15	21,583	15	21,716	15	21,088	15	20,773	15
Core certificates of deposit (1)	2,115	1	2,103	1	2,358	2	2,740	2	3,080	2
Total core deposits	141,635	97	141,507	97	143,441	98	139,423	98	137,498	97
Other domestic deposits of $250,000 or more	186	—	221	—	274	—	359	—	521	—
Negotiable CDS, brokered and other deposits	4,492	3	3,707	3	3,250	2	3,481	2	3,879	3
Total deposits	$146,313	100%	$145,435	100%	$146,965	100%	$143,263	100%	$141,898	100%
Total core deposits:
Commercial	$65,151	46%	$63,629	45%	$64,013	45%	$61,521	44%	$61,210	45%
Consumer	76,484	54	77,878	55	79,428	55	77,902	56	76,288	55
Total core deposits	$141,635	100%	$141,507	100%	$143,441	100%	$139,423	100%	$137,498	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2022		2022		2022		2021		2021
Ending Balances by Business Segment:
Commercial Banking	$37,194	25%	$34,670	24%	$35,034	24%	$31,845	22%	$32,531	23%
Consumer and Business Banking	93,854	65	95,693	66	96,907	65	95,352	67	94,439	67
Vehicle Finance	1,173	1	1,291	1	1,323	1	1,401	1	1,437	1
RBHPCG	8,982	6	9,226	6	9,672	7	10,162	7	9,025	6
Treasury / Other (2)	5,110	3	4,555	3	4,029	3	4,503	3	4,466	3
Total deposits	$146,313	100%	$145,435	100%	$146,965	100%	$143,263	100%	$141,898	100%

Average Balances by Business Segment:
Commercial Banking	$36,636	25%	$35,156	24%	$33,355	23%	$31,950	22%	$32,867	23%
Consumer and Business Banking	93,924	65	95,263	65	94,464	66	94,593	67	94,719	67
Vehicle Finance	1,252	1	1,257	1	1,289	1	1,501	1	1,328	1
RBHPCG	9,242	6	9,493	7	9,520	7	9,505	7	8,587	6
Treasury / Other (2)	4,954	3	3,839	3	4,289	3	4,754	3	4,802	3
Total deposits	$146,008	100%	$145,008	100%	$142,917	100%	$142,303	100%	$142,303	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2022	2022	2022	2021	2021	2Q22	3Q21
Assets
Interest-bearing deposits at Federal Reserve Bank	$3,204	$3,532	$7,195	$7,227	$11,536	(9)%	(72)%
Interest-bearing deposits in banks	260	161	174	521	466	61	(44)
Securities:
Trading account securities	24	30	46	51	49	(20)	(51)
Available-for-sale securities:
Taxable	21,677	21,672	24,205	23,895	20,147	—	8
Tax-exempt	2,917	2,859	2,886	3,057	3,116	2	(6)
Total available-for-sale securities	24,594	24,531	27,091	26,952	23,263	—	6
Held-to-maturity securities - taxable	17,188	17,234	14,556	12,421	11,964	—	44
Other securities	804	755	967	651	677	6	19
Total securities	42,610	42,550	42,660	40,075	35,953	—	19
Loans held for sale	986	1,033	1,243	1,381	1,525	(5)	(35)
Loans and leases: (2)
Commercial:
Commercial and industrial	43,598	42,689	41,397	40,582	40,597	2	7
Commercial real estate:
Commercial	14,405	13,516	13,186	12,758	12,891	7	12
Construction	1,697	1,760	1,877	1,820	1,803	(4)	(6)
Commercial real estate	16,102	15,276	15,063	14,578	14,694	5	10
Lease financing	4,981	4,919	4,912	4,933	4,983	1	—
Total commercial	64,681	62,884	61,372	60,093	60,274	3	7
Consumer:
Residential mortgage	21,552	20,527	19,505	18,955	18,886	5	14
Automobile	13,514	13,557	13,463	13,355	13,209	—	2
Home equity	10,431	10,373	10,414	10,748	11,106	1	(6)
RV and marine	5,454	5,317	5,103	5,040	4,998	3	9
Other consumer	1,332	1,291	1,285	1,297	1,195	3	11
Total consumer	52,283	51,065	49,770	49,395	49,394	2	6
Total loans and leases	116,964	113,949	111,142	109,488	109,668	3	7
Allowance for loan and lease losses	(2,099)	(2,053)	(2,047)	(2,112)	(2,219)	(2)	5
Net loans and leases	114,865	111,896	109,095	107,376	107,449	3	7
Total earning assets	164,024	161,225	162,414	158,692	159,148	2	3
Cash and due from banks	1,697	1,669	1,648	1,695	1,535	2	11
Goodwill and other intangible assets	5,781	5,613	5,584	5,570	5,578	3	4
All other assets	10,154	10,107	10,013	9,827	9,791	—	4
Total assets	$179,557	$176,561	$177,612	$173,672	$173,833	2%	3%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$42,038	$41,712	$40,634	$38,441	$35,690	1%	18%
Money market deposits	34,058	33,791	32,672	32,400	33,281	1	2
Savings and other domestic deposits	21,439	21,683	21,316	20,896	20,931	(1)	2
Core certificates of deposit (3)	2,040	2,228	2,560	2,909	3,319	(8)	(39)
Other domestic deposits of $250,000 or more	193	225	316	452	582	(14)	(67)
Negotiable CDS, brokered and other deposits	4,124	2,981	3,453	3,843	3,905	38	6
Total interest-bearing deposits	103,892	102,620	100,951	98,941	97,708	1	6
Short-term borrowings	2,609	2,103	4,728	342	317	24	723
Long-term debt	8,251	7,024	6,914	7,674	7,587	17	9
Total interest-bearing liabilities	114,752	111,747	112,593	106,957	105,612	3	9
Demand deposits - noninterest-bearing	42,116	42,388	41,966	43,362	44,595	(1)	(6)
All other liabilities	4,340	4,168	3,964	3,957	3,823	4	14
Total Huntington Bancshares Inc shareholders’ equity	18,317	18,228	19,064	19,375	19,783	—	(7)
Non-controlling interest	32	30	25	21	20	7	60
Total equity	18,349	18,258	19,089	19,396	19,803	—	(7)
Total liabilities and shareholders’ equity	$179,557	$176,561	$177,612	$173,672	$173,833	2%	3%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2022	2022	2022	2021	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	$19	$7	$3	$3	$4
Interest-bearing deposits in banks	2	1	—	—	1
Securities:
Trading account securities	—	1	—	—	—
Available-for-sale securities:
Taxable	165	123	90	77	68
Tax-exempt	25	19	22	19	18
Total available-for-sale securities	190	142	112	96	86
Held-to-maturity securities - taxable	95	90	66	50	47
Other securities	7	6	5	4	2
Total securities	292	239	183	150	135
Loans held for sale	13	10	10	10	13
Loans and leases:
Commercial:
Commercial and industrial	490	415	392	393	419
Commercial real estate:
Commercial	169	115	97	102	105
Construction	21	16	17	17	17
Commercial real estate	190	131	114	119	122
Lease financing	63	61	61	61	61
Total commercial	743	607	567	573	602
Consumer:
Residential mortgage	174	158	146	141	139
Automobile	120	115	112	119	121
Home equity	143	115	102	109	113
RV and marine	59	55	52	54	55
Other consumer	32	30	28	29	29
Total consumer	528	473	440	452	457
Total loans and leases	1,271	1,080	1,007	1,025	1,059
Total earning assets	$1,597	$1,337	$1,203	$1,188	$1,212

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$42	$11	$3	$3	$3
Money market deposits	25	8	4	6	7
Savings and other domestic deposits	1	1	1	1	1
Core certificates of deposit (3)	1	—	1	—	(2)
Other domestic deposits of $250,000 or more	—	—	—	—	1
Negotiable CDS, brokered and other deposits	23	5	2	1	1
Total interest-bearing deposits	92	25	11	11	11
Short-term borrowings	22	7	7	1	—
Long-term debt	71	38	31	38	34
Total interest-bearing liabilities	185	70	49	50	45
Net interest income	$1,412	$1,267	$1,154	$1,138	$1,167
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis (1)	2022	2022	2022	2021	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	2.39%	0.80%	0.17%	0.15%	0.17%
Interest-bearing deposits in banks	3.31	1.32	0.15	0.06	0.04
Securities:
Trading account securities	4.12	3.99	3.39	3.67	2.98
Available-for-sale securities:
Taxable	3.06	2.25	1.49	1.29	1.34
Tax-exempt	3.39	2.71	3.00	2.40	2.37
Total available-for-sale securities	3.09	2.30	1.65	1.42	1.48
Held-to-maturity securities - taxable	2.21	2.10	1.81	1.59	1.58
Other securities	3.21	3.62	1.88	2.18	1.43
Total securities	2.74	2.24	1.72	1.49	1.52
Loans held for sale	4.98	4.08	3.15	3.14	3.23
Loans and leases: (3)
Commercial:
Commercial and industrial	4.40	3.84	3.79	3.79	4.04
Commercial real estate:
Commercial	4.57	3.38	2.94	3.14	3.17
Construction	4.95	3.70	3.52	3.71	3.68
Commercial real estate	4.61	3.41	3.01	3.21	3.23
Lease financing	4.95	4.98	4.93	4.81	4.84
Total commercial	4.50	3.83	3.69	3.73	3.91
Consumer:
Residential mortgage	3.23	3.09	2.99	2.97	2.95
Automobile	3.53	3.40	3.38	3.53	3.62
Home equity	5.43	4.44	3.99	4.01	4.03
RV and marine	4.29	4.12	4.15	4.31	4.33
Other consumer	9.55	9.08	8.96	9.06	9.72
Total consumer	4.02	3.70	3.57	3.64	3.67
Total loans and leases	4.28	3.77	3.64	3.69	3.80
Total earning assets	3.86	3.33	3.00	2.97	3.02
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.40	0.10	0.03	0.03	0.04
Money market deposits	0.29	0.09	0.05	0.08	0.08
Savings and other domestic deposits	0.02	0.02	0.02	0.02	0.03
Core certificates of deposit (4)	0.10	0.07	0.14	—	(0.23)
Other domestic deposits of $250,000 or more	0.35	0.23	0.08	0.18	0.21
Negotiable CDS, brokered and other deposits	2.25	0.72	0.17	0.14	0.15
Total interest-bearing deposits	0.35	0.10	0.04	0.05	0.05
Short-term borrowings	3.31	1.40	0.57	0.09	0.14
Long-term debt	3.40	2.16	1.83	1.93	1.81
Total interest-bearing liabilities	0.64	0.25	0.18	0.18	0.17
Net interest rate spread	3.22	3.08	2.82	2.79	2.85
Impact of noninterest-bearing funds on margin	0.20	0.07	0.06	0.06	0.06
Net interest margin	3.42%	3.15%	2.88%	2.85%	2.91%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2022	2022	2022	2021	2021
Fully-taxable equivalent basis (1)	Third	Second	First	Fourth	Third
Commercial loans (2)(3)	4.62%	3.69%	3.47%	3.53%	3.65%
Impact of commercial loan derivatives	(0.12)	0.14	0.22	0.20	0.26
Total commercial - as reported	4.50%	3.83%	3.69%	3.73%	3.91%
Average 1 Month LIBOR	2.46%	1.01%	0.23%	0.09%	0.09%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Interest income	$1,589	$1,331	$1,195	$1,182	$1,205
Interest expense	185	70	49	50	45
Net interest income	1,404	1,261	1,146	1,132	1,160
Provision for credit losses	106	67	25	(64)	(62)
Net interest income after provision for credit losses	1,298	1,194	1,121	1,196	1,222
Service charges on deposit accounts	93	105	97	101	114
Card and payment processing income	96	96	86	93	96
Mortgage banking income	26	44	49	61	81
Trust and investment management services	60	63	65	63	61
Capital markets fees	73	54	42	47	40
Insurance income	28	27	31	28	25
Leasing revenue	29	27	35	41	42
Bank owned life insurance income	13	11	17	22	15
Gain on sale of loans	15	12	28	1	2
Net gains (losses) on sales of securities	—	—	—	(1)	—
Other noninterest income	65	46	49	59	59
Total noninterest income	498	485	499	515	535
Personnel costs	614	577	580	632	643
Outside data processing and other services	145	153	165	269	304
Net occupancy	63	58	64	68	95
Equipment	60	61	81	68	79
Professional services	18	19	19	22	26
Marketing	24	24	21	35	25
Deposit and other insurance expense	15	20	18	18	17
Amortization of intangibles	13	13	14	14	13
Lease financing equipment depreciation	11	11	14	17	19
Other noninterest expense	90	82	77	78	68
Total noninterest expense	1,053	1,018	1,053	1,221	1,289
Income before income taxes	743	661	567	490	468
Provision for income taxes	146	120	105	88	90
Income after income taxes	597	541	462	402	378
Income attributable to non-controlling interest	3	2	2	1	1
Net income attributable to Huntington Bancshares Inc	594	539	460	401	377
Dividends on preferred shares	29	28	28	28	29
Impact of preferred stock redemption	—	—	—	(4)	15
Net income applicable to common shares	$565	$511	$432	$377	$333

Average common shares - basic	1,443	1,441	1,438	1,444	1,463
Average common shares - diluted	1,465	1,463	1,464	1,471	1,487

Per common share
Net income - basic	$0.39	$0.35	$0.30	$0.26	$0.23
Net income - diluted	0.39	0.35	0.29	0.26	0.22
Cash dividends declared	0.155	0.155	0.155	0.155	0.15

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,404	$1,261	$1,146	$1,132	$1,160
FTE adjustment	8	6	8	6	7
Net interest income (1)	1,412	1,267	1,154	1,138	1,167
Noninterest income	498	485	499	515	535
Total revenue (1)	$1,910	$1,752	$1,653	$1,653	$1,702
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2022	2022	2022	2021	2021	2Q22	3Q21
Net origination and secondary marketing income	$25	$27	$37	$56	$80	(7)%	(69)%
Net mortgage servicing income
Loan servicing income	22	22	22	22	21	—	5
Amortization of capitalized servicing	(14)	(16)	(15)	(20)	(21)	13	33
Operating income	8	6	7	2	—	33	100
MSR valuation adjustment (1)	17	44	51	(1)	1	(61)	NM
(Losses) gains due to MSR hedging	(24)	(34)	(47)	2	(4)	29	NM
Net MSR risk management	(7)	10	4	1	(3)	(170)	(133)
Total net mortgage servicing income (expense)	$1	$16	$11	$3	$(3)	(94)%	133%
All other	—	1	1	2	4	(100)	(100)
Mortgage banking income	$26	$44	$49	$61	$81	(41)%	(68)%

Mortgage origination volume	$2,491	$3,366	$2,881	$3,880	$4,467	(26)%	(44)%
Mortgage origination volume for sale	1,339	1,263	1,519	2,380	2,514	6	(47)

Third party mortgage loans serviced (2)	31,988	31,704	31,570	31,017	30,554	1	5
Mortgage servicing rights (2)	486	463	416	351	338	5	44
MSR % of investor servicing portfolio (2)	1.52%	1.46%	1.32%	1.13%	1.11%	4%	37%
NM - Not Meaningful
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2022	2022	2022	2021	2021
Allowance for loan and lease losses, beginning of period	$2,074	$2,018	$2,030	$2,107	$2,218
Loan and lease charge-offs	(83)	(52)	(81)	(79)	(106)
Recoveries of loans and leases previously charged-off	39	44	62	45	51
Net loan and lease charge-offs	(44)	(8)	(19)	(34)	(55)
Provision (benefit) for loan and lease losses	80	64	7	(43)	(56)
Allowance for loan and lease losses, end of period	2,110	2,074	2,018	2,030	2,107
Allowance for unfunded lending commitments, beginning of period	94	91	77	98	104
Provision (reduction in allowance) for unfunded lending commitments	26	3	14	(21)	(6)
Allowance for unfunded lending commitments, end of period	120	94	91	77	98
Total allowance for credit losses, end of period	$2,230	$2,168	$2,109	$2,107	$2,205
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.79%	1.78%	1.79%	1.82%	1.92%
Nonaccrual loans and leases (NALs)	351	316	296	284	245
Nonperforming assets (NPAs)	336	304	285	271	236
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.89%	1.87%	1.87%	1.89%	2.01%
Nonaccrual loans and leases (NALs)	371	330	309	294	256
Nonperforming assets (NPAs)	355	318	298	281	247

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2022	2022	2022	2021	2021
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$860	$804	$937	$832	$801
Commercial real estate	504	498	521	586	678
Lease financing	50	40	56	44	70
Total commercial	1,414	1,342	1,514	1,462	1,549
Consumer
Residential mortgage	178	177	139	145	127
Automobile	118	146	101	108	122
Home equity	126	131	60	88	108
RV and marine	127	147	96	105	111
Other consumer	147	131	108	122	90
Total consumer	696	732	504	568	558
Total allowance for loan and lease losses	2,110	2,074	2,018	2,030	2,107
Allowance for unfunded lending commitments	120	94	91	77	98
Total allowance for credit losses	$2,230	$2,168	$2,109	$2,107	$2,205

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2022	2022	2022	2021	2021
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$16	$(4)	$(23)	$6	$28
Commercial real estate	(3)	(4)	8	(4)	7
Lease financing	2	(3)	5	3	12
Total commercial	15	(11)	(10)	5	47
Consumer:
Residential mortgage	(1)	(1)	—	(1)	—
Automobile	3	—	—	—	(4)
Home equity	(2)	(2)	(1)	(1)	(3)
RV and marine	2	1	3	2	—
Other consumer	27	21	27	29	15
Total consumer	29	19	29	29	8
Total net charge-offs	$44	$8	$19	$34	$55

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.15%	(0.04)%	(0.22)%	0.06%	0.28%
Commercial real estate	(0.06)	(0.11)	0.22	(0.12)	0.21
Lease financing	0.17	(0.24)	0.40	0.24	0.87
Total commercial	0.10	(0.07)	(0.06)	0.03	0.31
Consumer:
Residential mortgage	(0.02)	(0.02)	—	(0.01)	—
Automobile	0.07	—	0.01	(0.03)	(0.10)
Home equity	(0.07)	(0.08)	(0.03)	(0.04)	(0.08)
RV and marine	0.17	0.10	0.20	0.13	(0.01)
Other consumer	8.09	6.60	8.46	9.21	4.84
Total consumer	0.22	0.15	0.23	0.23	0.07
Net charge-offs as a % of average loans and leases	0.15%	0.03%	0.07%	0.12%	0.20%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2022	2022	2022	2021	2021
Nonaccrual loans and leases (NALs):
Commercial and industrial	$288	$324	$323	$370	$494
Commercial real estate	110	117	114	104	103
Lease financing	30	22	38	48	60
Residential mortgage	94	111	117	111	108
Automobile	4	4	4	3	3
Home equity	75	78	84	79	87
RV and marine	1	1	2	1	6
Total nonaccrual loans and leases	602	657	682	716	861
Other real estate, net:
Residential	11	11	10	8	6
Commercial	—	—	1	1	1
Total other real estate, net	11	11	11	9	7
Other NPAs (2)	14	14	15	25	25
Total nonperforming assets	$627	$682	$708	$750	$893

Nonaccrual loans and leases as a % of total loans and leases	0.51%	0.57%	0.60%	0.64%	0.79%
NPA ratio (3)	0.53	0.59	0.63	0.67	0.82
(NPA+90days)/(Loan+OREO) (4)	0.72	0.77	0.88	0.86	0.97

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2022	2022	2022	2021	2021
Nonperforming assets, beginning of period	$682	$708	$750	$893	$1,014
New nonperforming assets	119	181	204	146	195
Returns to accruing status	(42)	(81)	(57)	(99)	(125)
Charge-offs	(39)	(26)	(32)	(35)	(51)
Payments	(89)	(97)	(155)	(152)	(128)
Sales	(4)	(3)	(2)	(3)	(12)
Nonperforming assets, end of period	$627	$682	$708	$750	$893
(1)December 31, 2021 and all periods prior generally exclude loans and leases that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2022	2022	2022	2021	2021
Accruing loans and leases past due 90+ days:
Commercial and industrial	$29	$11	$10	$13	$6
Lease financing	18	10	12	11	12
Residential mortgage (excluding loans guaranteed by the U.S. Government)	17	14	25	25	16
Automobile	6	6	6	6	5
Home equity	12	13	12	17	10
RV and marine	2	2	1	3	2
Other consumer	3	2	2	3	2
Total, excl. loans guaranteed by the U.S. Government	87	58	68	78	53
Add: loans guaranteed by U.S. Government	136	154	212	132	122
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$223	$212	$280	$210	$175

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.05%	0.06%	0.07%	0.05%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.13	0.19	0.12	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19	0.18	0.25	0.19	0.16

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2022	2022	2022	2021	2021
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$17,136	$17,950	$18,452	$19,297	$19,479
Regulatory capital adjustments:
CECL transitional amount (2)	328	328	328	437	440
Shareholders’ preferred equity and related surplus	(2,177)	(2,177)	(2,177)	(2,177)	(2,281)
Accumulated other comprehensive loss offset	3,276	2,098	1,314	230	125
Goodwill and other intangibles, net of taxes	(5,675)	(5,686)	(5,474)	(5,484)	(5,477)
Deferred tax assets that arise from tax loss and credit carryforwards	(29)	(36)	(46)	(54)	(36)
Common equity tier 1 capital	12,859	12,477	12,397	12,249	12,250
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,177	2,177	2,177	2,177	2,281
Tier 1 capital	15,036	14,654	14,574	14,426	14,531
Long-term debt and other tier 2 qualifying instruments	1,441	1,462	1,464	1,539	1,552
Qualifying allowance for loan and lease losses	1,637	1,541	1,485	1,281	1,290
Tier 2 capital	3,078	3,003	2,949	2,820	2,842
Total risk-based capital	$18,114	$17,657	$17,523	$17,246	$17,373
Risk-weighted assets (RWA)(1)	$138,788	$137,841	$134,484	$131,266	$128,023
Common equity tier 1 risk-based capital ratio (1)	9.27%	9.05%	9.22%	9.33%	9.57%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.51	8.46	8.43	8.56	8.62
Tier 1 risk-based capital ratio (1)	10.83	10.63	10.84	10.99	11.35
Total risk-based capital ratio (1)	13.05	12.81	13.03	13.14	13.57
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	6.66	7.28	8.00	8.83	9.14
(1)September 30, 2022, figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of March 31, 2022, June 30, 2022 and September 30, 2022, 25% of the cumulative CECL deferral has been phased in.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.15
Common shares outstanding (in millions)
Average - basic	1,443	1,441	1,438	1,444	1,463
Average - diluted	1,465	1,463	1,464	1,471	1,487
Ending	1,443	1,442	1,439	1,438	1,446
Tangible book value per common share (1)	$6.40	$6.96	$7.47	$8.06	$8.09
Common share repurchases (in millions)
Number of shares repurchased	—	—	—	10	33

Non-regulatory capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2022	2022	2022	2021	2021
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$17,136	$17,950	$18,452	$19,297	$19,479
Goodwill and other intangible assets	(5,775)	(5,788)	(5,577)	(5,591)	(5,571)
Deferred tax liability on other intangible assets (1)	43	46	48	51	54
Total tangible equity	11,404	12,208	12,923	13,757	13,962
Preferred equity	(2,167)	(2,167)	(2,167)	(2,167)	(2,267)
Total tangible common equity	$9,237	$10,041	$10,756	$11,590	$11,695
Total assets	$179,402	$178,782	$176,856	$174,064	$173,878
Goodwill and other intangible assets	(5,775)	(5,788)	(5,577)	(5,591)	(5,571)
Deferred tax liability on other intangible assets (1)	43	46	48	51	54
Total tangible assets	$173,670	$173,040	$171,327	$168,524	$168,361
Tangible equity / tangible asset ratio	6.57%	7.06%	7.54%	8.16%	8.29%
Tangible common equity / tangible asset ratio	5.32	5.80	6.28	6.88	6.95
Other data:
Number of employees (Average full-time equivalent)	19,997	19,866	19,722	20,309	20,908
Number of domestic full-service branches (2)	1,032	1,032	1,030	1,092	1,236
ATM Count	1,715	1,731	1,729	1,756	2,317
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2022	2021	Amount	Percent
Assets
Interest-bearing deposits at Federal Reserve Bank	$4,629	$8,432	$(3,803)	(45)%
Interest-bearing deposits in banks	200	322	(122)	(38)
Securities:
Trading account securities	33	50	(17)	(34)
Available-for-sale securities:
Taxable	22,509	18,376	4,133	22
Tax-exempt	2,887	2,868	19	1
Total available-for-sale securities	25,396	21,244	4,152	20
Held-to-maturity securities - taxable	16,336	9,185	7,151	78
Other securities	841	524	317	60
Total securities	42,606	31,003	11,603	37
Loans held for sale	1,086	1,404	(318)	(23)
Loans and leases: (2)
Commercial:
Commercial and industrial	42,569	35,657	6,912	19
Commercial real estate:
Commercial	13,707	8,953	4,754	53
Construction	1,777	1,392	385	28
Commercial real estate	15,484	10,345	5,139	50
Lease financing	4,938	3,336	1,602	48
Total commercial	62,991	49,338	13,653	28
Consumer:
Residential mortgage	20,536	14,941	5,595	37
Automobile	13,512	12,891	621	5
Home equity	10,406	9,771	635	6
RV and marine	5,293	4,549	744	16
Other consumer	1,301	1,058	243	23
Total consumer	51,048	43,210	7,838	18
Total loans and leases	114,039	92,548	21,491	23
Allowance for loan and lease losses	(2,067)	(1,953)	(114)	(6)
Net loans and leases	111,972	90,595	21,377	24
Total earning assets	162,560	133,709	28,851	22
Cash and due from banks	1,672	1,242	430	35
Goodwill and other intangible assets	5,660	3,615	2,045	57
All other assets	10,092	8,459	1,633	19
Total assets	$177,917	$145,072	$32,845	23%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$41,467	$30,776	$10,691	35%
Money market deposits	33,512	29,243	4,269	15
Savings and other domestic deposits	21,480	16,165	5,315	33
Core certificates of deposit (3)	2,274	2,186	88	4
Other domestic deposits of $250,000 or more	244	320	(76)	(24)
Negotiable CDS, brokered and other deposits	3,522	3,417	105	3
Total interest-bearing deposits	102,499	82,107	20,392	25
Short-term borrowings	3,139	256	2,883	NM
Long-term debt	7,401	7,413	(12)	—
Total interest-bearing liabilities	113,039	89,776	23,263	26
Demand deposits - noninterest-bearing	42,157	36,139	6,018	17
All other liabilities	4,158	2,952	1,206	41
Total Huntington Bancshares Inc shareholders’ equity	18,534	16,196	2,338	14
Non-controlling interest	29	9	20	NM
Total equity	$18,563	$16,205	$2,358	15
Total liabilities and shareholders’ equity	$177,917	$145,072	$32,845	23%
NM - Not Meaningful
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in millions)	2022	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	$29	$8
Interest-bearing deposits in banks	3	1
Securities:
Trading account securities	1	1
Available-for-sale securities:
Taxable	378	184
Tax-exempt	66	52
Total available-for-sale securities	444	236
Held-to-maturity securities - taxable	251	124
Other securities	18	6
Total securities	714	367
Loans held for sale	33	31
Loans and leases:
Commercial:
Commercial and industrial	1,297	1,053
Commercial real estate:
Commercial	381	205
Construction	54	38
Commercial real estate	435	243
Lease financing	185	125
Total commercial	1,917	1,421
Consumer:
Residential mortgage	478	338
Automobile	347	352
Home equity	360	282
RV and marine	166	145
Other consumer	90	83
Total consumer	1,441	1,200
Total loans and leases	3,358	2,621
Total earning assets	$4,137	$3,028
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$56	$9
Money market deposits	37	15
Savings and other domestic deposits	3	4
Core certificates of deposit (3)	2	1
Other domestic deposits of $250,000 or more	—	1
Negotiable CDS, brokered and other deposits	30	4
Total interest-bearing deposits	128	34
Short-term borrowings	36	—
Long-term debt	140	5
Total interest-bearing liabilities	304	39
Net interest income	$3,833	$2,989
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2022	2021
Assets
Interest-bearing deposits in Federal Reserve Bank	0.84%	0.13%
Interest-bearing deposits in banks	1.85	0.04
Securities:
Trading account securities	3.75	3.21
Available-for-sale securities:
Taxable	2.24	1.33
Tax-exempt	3.04	2.43
Total available-for-sale securities	2.33	1.48
Held-to-maturity securities - taxable	2.05	1.81
Other securities	2.83	1.57
Total securities	2.23	1.58
Loans held for sale	4.00	2.90
Loans and leases: (3)
Commercial:
Commercial and industrial	4.02	3.90
Commercial real estate:
Commercial	3.66	3.02
Construction	4.04	3.58
Commercial real estate	3.70	3.09
Lease financing	4.95	4.96
Total commercial	4.01	3.80
Consumer:
Residential mortgage	3.10	3.02
Automobile	3.44	3.65
Home equity	4.62	3.86
RV and marine	4.19	4.26
Other consumer	9.21	10.44
Total consumer	3.77	3.71
Total loans and leases	3.91	3.76
Total earning assets	3.40%	3.03%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.18%	0.04%
Money market deposits	0.15	0.07
Savings and other domestic deposits	0.02	0.03
Core certificates of deposit (4)	0.10	0.05
Other domestic deposits of $250,000 or more	0.24	0.23
Negotiable CDS, brokered and other deposits	1.14	0.16
Total interest-bearing deposits	0.17	0.05
Short-term borrowings	1.52	0.26
Long-term debt	2.51	0.10
Total interest-bearing liabilities	0.36	0.06
Net interest rate spread	3.04	2.97
Impact of noninterest-bearing funds on margin	0.11	0.02
Net interest margin	3.15%	2.99%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2022	2021
Commercial loans (2)(3)	3.93%	3.41%
Impact of commercial loan derivatives	0.08	0.39
Total commercial - as reported	4.01%	3.80%
Average 1 Month LIBOR	1.24%	0.10%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes the impact of nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2022	2021	Amount	Percent
Interest income	$4,115	$3,009	$1,106	37%
Interest expense	304	39	265	NM
Net interest income	3,811	2,970	841	28
Provision for credit losses	198	89	109	122
Net interest income after provision for credit losses	3,613	2,881	732	25
Service charges on deposit accounts	295	271	24	9
Card and payment processing income	278	241	37	15
Mortgage banking income	119	248	(129)	(52)
Trust and investment management services	188	169	19	11
Capital markets fees	169	104	65	63
Insurance income	86	77	9	12
Leasing revenue	91	58	33	57
Bank owned life insurance income	41	47	(6)	(13)
Gain on sale of loans	55	8	47	NM
Net gains (losses) on sales of securities	—	10	(10)	(100)
Other noninterest income	160	141	19	13
Total noninterest income	1,482	1,374	108	8
Personnel costs	1,771	1,703	68	4
Outside data processing and other services	463	581	(118)	(20)
Net occupancy	185	209	(24)	(11)
Equipment	202	180	22	12
Professional services	56	91	(35)	(38)
Marketing	69	54	15	28
Deposit and other insurance expense	53	33	20	61
Amortization of intangibles	40	34	6	18
Lease financing equipment depreciation	36	24	12	50
Other noninterest expense	249	245	4	2
Total noninterest expense	3,124	3,154	(30)	(1)
Income before income taxes	1,971	1,101	870	79
Provision for income taxes	371	206	165	80
Income after income taxes	1,600	895	705	79
Income attributable to non-controlling interest	7	1	6	NM
Net income attributable to Huntington Bancshares Inc	1,593	894	699	78
Dividends on preferred shares	85	103	(18)	(17)
Impact of preferred stock redemption	—	15	(15)	(100)
Net income applicable to common shares	$1,508	$776	$732	94%
Average common shares - basic	1,441	1,202	239	20
Average common shares - diluted	1,464	1,225	239	20
Per common share
Net income - basic	$1.05	$0.65	$0.40	62%
Net income - diluted	1.03	0.63	0.40	63
Cash dividends declared	0.465	0.45	0.02	3
Revenue - fully taxable equivalent (FTE)
Net interest income	$3,811	$2,970	$841	28%
FTE adjustment (1)	22	19	3	16
Net interest income	3,833	2,989	844	28
Noninterest income	1,482	1,374	108	8
Total revenue (1)	$5,315	$4,363	$952	22%
NM - Not Meaningful
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2022	2021	Amount	Percent
Net origination and secondary marketing income	$89	$244	$(155)	(64)%
Net mortgage servicing income
Loan servicing income	66	55	11	20
Amortization of capitalized servicing	(45)	(61)	16	26
Operating (expense) income	21	(6)	27	NM
MSR valuation adjustment (1)	112	28	84	NM
(Losses) gains due to MSR hedging	(105)	(28)	(77)	NM
Net MSR risk management	7	—	7	—
Total net mortgage servicing income	$28	$(6)	$34	NM
All other	2	10	(8)	(80)
Mortgage banking income	$119	$248	$(129)	(52)%

Mortgage origination volume	$8,738	$12,516	$(3,778)	(30)%
Mortgage origination volume for sale	4,121	7,448	(3,327)	(45)

Third party mortgage loans serviced (2)	31,988	30,554	1,434	5
Mortgage servicing rights (2)	486	338	148	44
MSR % of investor servicing portfolio (2)	1.52%	1.11%	0.41%	37%
NM - Not Meaningful
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2022	2021
Allowance for loan and lease losses, beginning of period	$2,030	$1,814
Loan and lease charge-offs	(216)	(303)
Recoveries of loans and leases previously charged off	145	122
Net loan and lease charge-offs	(71)	(181)
Provision for loan and lease losses	151	42
Allowance on PCD loans and leases at acquisition	—	432
Allowance for loan and lease losses, end of period	2,110	2,107
Allowance for unfunded lending commitments, beginning of period	$77	$52
Provision for unfunded lending commitments	43	47
Unfunded lending commitment losses	—	(1)
Allowance for unfunded lending commitments, end of period	120	98
Total allowance for credit losses	$2,230	$2,205
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.79%	1.92%
Nonaccrual loans and leases (NALs)	351	245
Nonperforming assets (NPAs)	336	236
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.89%	2.01%
Nonaccrual loans and leases (NALs)	371	256
Nonperforming assets (NPAs)	355	246

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2022	2021
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$(11)	$93
Commercial real estate	1	21
Lease financing	4	41
Total commercial	(6)	155
Consumer:
Residential mortgage	(2)	—
Automobile	3	(6)
Home equity	(5)	(4)
RV and marine	6	3
Other consumer	75	33
Total consumer	77	26
Total net charge-offs	$71	$181

	Nine Months Ended September 30,
	2022	2021
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	(0.04)%	0.35%
Commercial real estate	0.01	0.27
Lease financing	0.11	1.64
Total commercial	(0.01)	0.42
Consumer:
Residential mortgage	(0.01)	—
Automobile	0.03	(0.06)
Home equity	(0.06)	(0.05)
RV and marine	0.16	0.09
Other consumer	7.72	4.07
Total consumer	0.20	0.08
Net charge-offs as a % of average loans	0.08%	0.26%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in millions)	2022	2021
Nonaccrual loans and leases (NALs):
Commercial and industrial	$288	$494
Commercial real estate	110	103
Lease financing	30	60
Residential mortgage	94	108
Automobile	4	3
Home equity	75	87
RV and marine	1	6
Total nonaccrual loans and leases	602	861
Other real estate, net:
Residential	11	6
Commercial	—	1
Total other real estate, net	11	7
Other NPAs (1)	14	25
Total nonperforming assets (3)	$627	$893

Nonaccrual loans and leases as a % of total loans and leases	0.51%	0.79%
NPA ratio (2)	0.53	0.82

	Nine Months Ended September 30,
(dollar amounts in millions)	2022	2021
Nonperforming assets, beginning of period	$750	$563
New nonperforming assets	504	440
Acquired NPAs	—	629
Transfer to OREO	—	—
Returns to accruing status	(180)	(204)
Charge-offs	(97)	(180)
Payments	(341)	(264)
Sales and held-for-sale transfers	(9)	(91)
Nonperforming assets, end of period (2)	$627	$893
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following tables provide the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure.

	Three months ended		Change (%)
($ in millions)	September 30, 2022	June 30, 2022
Pre-Provision Net Revenue (PPNR)
Total revenue	$1,902	$1,746
FTE adjustment	8	6
Total revenue (FTE) (a)	1,910	1,752

Noninterest expense (b)	1,053	1,018
Less: Notable items	10	24
Noninterest expense, excluding notable items (c)	1,043	994

PPNR (a-b)	857	734
PPNR, adjusted (a-c)	867	758	14%

Return on Tangible Common Equity (ROTCE)
Average common shareholders' equity	$16,150
Less: intangible assets and goodwill, net of deferred tax	5,737
Average tangible common shareholders' equity (d)	$10,413

Net income applicable to common shares	$565
Add: amortization of intangibles, net of deferred tax	11
Net income, excluding amortization of intangibles (e)	576
Add: Notable items, after tax	8
Net income, excluding amortization of intangibles and notable items (f)	$584

ROTCE, annualized (e/d)	21.9%
Adjusted ROTCE, annualized (f/d)	22.2%